SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 2, 2001

                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)

            Delaware                      0-25581                 06-1528493
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(State or other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

     800 Connecticut Avenue, Norwalk, Connecticut             06854
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             (Address of principal office)                  (zip code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

      On April 2, 2001, priceline.com announced that, in a presentation at Goldman Sachs' 2nd Annual Internet New Media and E-Commerce Conference on April 2nd, it intended to reaffirm it's financial guidance for the 1st and 2nd quarters of 2001. The information set forth above is qualified in its entirety by reference to the press release and priceline.com's presentation materials, each of which is attached hereto as Exhibit 99.1 and 99.2, respectively, and incorporated herein by reference.

            Exhibits.

            99.1 Press Release issued by priceline.com Incorporated on April 2, 2001.

            99.2 Presentation materials presented at Goldman Sachs' 2nd Annual Internet New Media and E-Commerce Conference held in Las Vegas, Nevada on April 2, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRICELINE.COM INCORPORATED


                                    By:   /s/ Daniel Schulman
                                          --------------------------------------
                                          Name:  Daniel Schulman
                                          Title: Chief Executive Officer

Date: April 2, 2001

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press Release issued by priceline.com Incorporated on April 2,
              2001.

99.2 Presentation materials presented at Goldman Sachs' 2nd Annual Internet New Media and E-Commerce Conference held in Las Vegas, Nevada on April 2, 2001.